UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report

                                  April 6, 2005

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)


        0-29798                             23-1408659
        -------                             ----------
 (Commission File Number)       (I.R.S. employer identification number)




    2530 Riva Road, Suite 201
    Annapolis, Maryland                                   21401
    -------------------------                             -----
(Address of principal executive office)                (Zip code)


               Registrant's telephone number, including area code

                                 (410) 224-4415

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


(d) On April 6, 2005, the Board of Directors appointed Albert R. Dowden to serve as a member of the Board of Directors, effective immediately. Mr. Dowden will serve until the 2005 annual meeting of shareholders at which time he will be up for reelection. Mr. Dowden will also serve on the Audit Committee.


ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

       99.1    Press release dated April 7, 2005.

                                   SIGNATURE


     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: April 7, 2005



                               COMPUDYNE CORPORATION


                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                                    Geoffrey F. Feidelberg
                               Its: Chief Financial Officer